UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                July 29, 2014

INTRALINKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 29, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Intralinks Holdings, Inc. (the “Company”) approved the amendment and restatement of the Intralinks Holdings, Inc. 2010 Equity Incentive Plan (the “Amended 2010 Plan”).
Pursuant to the terms of the Amended 2010 Plan, the maximum number of shares authorized for issuance thereunder was increased by 3,350,000 shares to 11,164,330 shares. If the Company’s capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the Amended 2010 Plan will be appropriately adjusted. The Amended 2010 Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards.
A detailed summary of the material features of the Amended 2010 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 21, 2014. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on July 29, 2014. A total of 51,172,765 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing 90.82% of the total outstanding eligible votes. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.
1.    The Company’s stockholders re-elected the following Class I members to the Board of Directors of the Company to hold office until the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas Hale	42,958,344	199,921	1,809	8,012,691
J. Chris Scalet	42,947,353	210,912	1,809	8,012,691
2.    The Company’s stockholders approved the non-binding, advisory resolution on the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
37,571,523	5,535,521	53,030	8,012,691
3.    The Company’s stockholders approved the amendment and restatement of the Intralinks Holdings, Inc. 2010 Equity Incentive Plan to increase the number of shares that may be issued under the plan by 3,350,000 shares and to make other amendments thereto.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
39,850,315	3,302,659	7,100	8,012,691
4.    The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company’s 2014 fiscal year.

FOR	AGAINST	ABSTAIN
51,134,476	11,510	26,779

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:
	10.1	Amended and Restated Intralinks Holdings, Inc. 2010 Equity Incentive Plan, together with forms of award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2014
INTRALINKS HOLDINGS, INC.

By:     /s/ Scott N. Semel
Scott N. Semel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Intralinks Holdings, Inc. 2010 Equity Incentive Plan, together with forms of award agreements.